                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 2, 1998

                         SEQUUS PHARMACEUTICALS, INC.
            (Exact name of registrant as specified in its charter)

            DELAWARE                     0-15847                  94-3031834
  (State or other jurisdiction    (Commission File No.)         (IRS Employer
        of incorporation)                                    identification No.)

                              960 Hamilton Court
                             Menlo Park, CA 94025
                    (Address of principal executive offices
                                 and zip code)

                   Registrant's telephone number, including
                           area code: (650) 323-9011

                (former address, if changed since last report)

                             ITEM 5. OTHER EVENTS.

SEQUUS Pharmaceuticals, Inc., a Delaware corporation ("SEQUUS"), has entered into an Executive Severance Benefits Agreement with each of Joseph Vallner, Ph.D., Francis J. Martin, Ph.D. and Peter K. Working, Ph.d. on November 2, 1998, December 14, 1998 and December 8, 1998, respectively (the "Agreements").

Such Agreements are attached hereto as Exhibits 10.23, 10.24 and 10.25 and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits


Exhibit No.  Description
------------------------

10.23 Executive Severance Benefits Agreement dated as of November 2, 1998, by and among SEQUUS Pharmaceuticals, Inc. and Joseph Vallner, Ph.D.

10.24 Executive Severance Benefits Agreement dated as of December 14, 1998, by and among SEQUUS Pharmaceuticals, Inc. and Francis J. Martin, Ph.D.

10.25 Executive Severance Benefits Agreement dated as of December 8, 1998, by and among SEQUUS Pharmaceuticals, Inc. and Peter K. Working, Ph.D.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          SEQUUS PHARMACEUTICALS, INC.

Dated:  December 17, 1998          By:  /s/ John Richard
      -------------------          --   ----------------

                                   Name:  John Richard
                                   Title: Executive Vice President of Business
                                          Development

                                 EXHIBIT INDEX

                                                                           SEQUENTIALLY
EXHIBIT                                                                      NUMBERED
NO.                   DESCRIPTION                                              PAGE
                      -----------                                              ----
10.23     Executive Severance Benefits Agreement dated as of November 2,
          1998, by and among SEQUUS Pharmaceuticals, Inc. and Joseph
          Vallner, Ph.D.

10.24     Executive Severance Benefits Agreement dated as of December 14,
          1998, by and among SEQUUS Pharmaceuticals, Inc. and Francis J.
          Martin, Ph.D.

10.25     Executive Severance Benefits Agreement dated as of December 8,
          1998, by and among SEQUUS Pharmaceuticals, Inc. and Peter K.
          Working, Ph.D.